Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 14, 2007

TOUCHSTONE SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12969	95-3778226
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1538 Turnpike St., North Andover, Massachusetts 01845
 (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:    (978) 686-6468

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On May 9, 2007 TouchStone Software Corporation, (the "Company") announced that it has acquired 62nds Solutions Ltd., a New Zealand Company. 62nds Solutions Ltd. is the developer of TouchStone’s successful device driver update service, DriverAgent and the Update FX technology used in DriverAgent. The acquisition immediately benefits Touchstone financially as the portion of long term debt associated with the acquisition of the Update FX technology will be extinguished by way of this recent transaction. In addition, the key software architect and a principal of 62nds Solutions Ltd. has agreed to transfer to the United States upon approval of this individual’s visa application by the United States government.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHSTONE SOFTWARE CORPORATION (Registrant)

Date: May 14, 2007	By:	/s/ Jason K. Raza
Jason K. Raza, President and CEO

EXHIBIT INDEX

Exhibit	Description

99	Press release dated May 9, 2007